UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2014

[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA GROWTH AND TAX STRATEGY FUND]

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       ANNUAL REPORT
       USAA GROWTH AND TAX STRATEGY FUND
       MAY 31, 2014

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

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PRESIDENT'S MESSAGE

"WE HAVE BELIEVED FOR SOME TIME THE
ECONOMIC RECOVERY WILL BE MORE GRADUAL              [PHOTO OF BROOKS ENGLEHARDT]
THAN THE MARKET'S INITIAL EXPECTATIONS."

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JULY 2014

The 12-month reporting period did not turn out the way many had anticipated. In June 2013, longer-term interest rates were widely expected to increase when the U.S. Federal Reserve (the Fed) started to taper (or gradually reduce) its quantitative easing (QE) asset purchases. (Through QE, the Fed was buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month in an effort to push down long-term interest rates and stimulate U.S. economic growth.) Many observers expected the U.S. economy to begin to expand at a faster pace while others predicted that emerging markets equities would outperform most other global asset classes. Ultimately, none of these scenarios came to pass.

Longer-term interest rates actually fell after the Fed began tapering QE in January 2014. They had increased earlier in the reporting period, rising dramatically during the so-called "taper tantrum" between June and September 2013. At that time, global stocks and bonds retreated on hints from the Fed that it might start tapering QE sooner than expected. As bond prices dropped, interest rates (which tend to move in the opposite direction) increased. Then, in January 2014, when the Fed began reducing asset purchases, interest rates declined significantly and remained in a relatively tight range through the end of the reporting period. On May 31, 2014, following five months of Fed tapering, longer-term interest rates were lower than they had been during the height of the taper tantrum in July and August 2013.

Meanwhile, U.S. economic growth disappointed many observers. Although the economy continued to grow slowly during the first part of the reporting period, it contracted by 2.9% in the first quarter of 2014, according to the U.S. Department of Commerce. Some attributed the deceleration to an extremely cold winter and predicted economic growth would rebound in the second quarter. We continue to watch for solid signs that the economy is on a path to sustainable growth. We have believed for some time the economic recovery will be more gradual than the market's initial expectations.

In the financial markets, U.S. stocks were the stand-out performers. The S&P 500(R) Index - a gauge of U.S. large-cap equity performance - recorded substantial gains, outperforming most other asset classes. Although international equities also provided

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

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positive returns, they did not fare as well as U.S. equities. Emerging markets stocks trailed both U.S. and international stocks of developed markets last summer. Emerging markets equities are generally more dependent on external capital flows and investments and are less liquid than developed markets stocks. As a result, they are more vulnerable to changes in the Fed's monetary policy, such as tapering. The asset class also was impacted by country-specific factors, such as lower growth expectations for China and Brazil and political turmoil in Ukraine and Thailand. Meanwhile, precious metals (such as gold, silver, and platinum) underperformed versus stocks during the reporting period.

Looking ahead, we are more optimistic about the prospects for international stocks (both developed and emerging markets) than for U.S. stocks, as U.S. stock valuations have increased faster than fundamentals. Valuations will continue to rise, in our opinion, if economic growth accelerates and profit margins can maintain their current levels. If growth stalls and profit margins decrease, earnings may disappoint and stocks may trim their gains.

In the months ahead, we will continue to monitor the financial markets and corporate earnings as well as other factors - including global economic trends and central bank policy - that potentially could affect your investments. If the U.S. economy regains its footing and continues to strengthen, we would expect the Fed to end its QE asset purchases by the end of 2014. We believe that other global central banks are likely to maintain their easy monetary policies, using rate cuts and/or asset purchases, to boost economic growth in their countries and to support their financial markets.

From all of us here at USAA Asset Management Company, thank you for your confidence in us. We value the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o The S&P 500(R) Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Most of these stocks are listed on the New York Stock Exchange. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER(S) COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

  Distributions to Shareholders                                              10

  Report of Independent Registered Public Accounting Firm                    11

  Portfolio of Investments                                                   12

  Notes to Portfolio of Investments                                          36

  Financial Statements                                                       39

  Notes to Financial Statements                                              42

EXPENSE EXAMPLE                                                              53

ADVISORY AGREEMENT(S)                                                        55

TRUSTEES' AND OFFICERS' INFORMATION                                          63

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) IS AN ASSET ALLOCATION FUND THAT SEEKS A CONSERVATIVE BALANCE FOR THE INVESTOR BETWEEN INCOME, THE MAJORITY OF WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND THE POTENTIAL FOR LONG-TERM GROWTH OF CAPITAL TO PRESERVE PURCHASING POWER.

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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments and the remainder in blue chip stocks. The Fund is managed with the goal of minimizing the impact of federal income tax to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER(S) COMMENTARY ON THE FUND

USAA Asset Management Company                 Northern Trust Investments, Inc.
    JOHN C. BONNELL, CFA                          CHRISTOPHER A. FRONK, CFA, CPA
                                                  JACOB C. WEAVER, CFA, CPA

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o   HOW DID THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    The Fund had a total return of 10.92% for the reporting period ended May 31, 2014. This compares to a total return of 20.45% for the S&P 500(R) Index (the Index), 3.05% for the Barclays Municipal Bond Index, and 10.92% for the Composite Index.

    USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Northern Trust Investments, Inc. (NTI) is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM?

    During the reporting period, the municipal bond portion of the Fund outperformed the Lipper General Municipal Debt Funds average (not a benchmark of the Fund). The municipal bond portion of the Fund's portfolio benefited, in part, from the strength of the tax-exempt bond

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA GROWTH AND TAX STRATEGY FUND

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    market. Early in the reporting period, prices of municipal bonds (along with other segments of the fixed-income market) declined and yields, which tend to move in the opposite direction of prices, increased on fears that the U.S. Federal Reserve (the Fed) would start reducing its asset purchases. In January 2014, the municipal bond market rallied and continued to post gains through the end of the reporting period. Favorable supply and demand conditions drove up tax-exempt bond prices. New municipal bond issuance was light, and demand appeared to be fueled by higher marginal tax rates and the Medicare surtax, which were implemented at the beginning of 2013.

    In addition, the municipal bond portion of the Fund's portfolio continued to benefit from our focus on income generation, wherein we seek to maximize tax-free income without taking undue risk. The long-term income distribution provided by the municipal bond portion of the Fund's portfolio, not its price appreciation, contributes the majority of its total return. Our credit analysts helped to identify attractive risk/reward opportunities across the credit-quality spectrum. We continued to maintain a diversified portfolio of longer-term, primarily investment-grade municipal bonds that are not subject to the federal alternative minimum tax for individuals.

o   HOW DID THE EQUITY PORTION OF THE FUND PERFORM?

    During the reporting period, the equity portion of the Fund provided a positive return close to the 20.45% return of the Index. The equity portfolio benefited from our stock selection as we sought to match the performance of the Index. In addition, in keeping with our investment approach, we sought to limit both short-term and long-term capital gains. As we bought and sold stocks during the reporting period, we remained mindful of the potential tax impact of the transactions. To help offset realized gains and losses, we used some of the loss carryforwards we harvested during the bear market from October 2007 through March 2009. (A number of these loss carryforwards remained at the end of the reporting period.) We also managed the portfolio's "active risk"

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                                          MANAGER(S) COMMENTARY ON THE FUND |  3

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    (the risk that it will not perform in line with the Index because of our efforts to achieve tax efficiency).

    The equity portfolio continued to receive dividend income from its stock holdings. Because of the solid dividend growth of Index-listed companies, the portfolio maintained a dividend yield similar to prior periods even though the stock market appreciated. At the same time, as the stock market rallied, the equity portfolio was held back slightly by its modest cash position. We maintain the portfolio's small cash position to facilitate the buying and selling of stocks as we seek to maintain risk and return characteristics similar to the Index.

o   WHAT IS THE OUTLOOK?

    At the end of the reporting period, a number of economic indicators - such as new home construction and manufacturing activity - suggested the first-quarter 2014 contraction may have been temporary. Nevertheless, we believe the U.S. economy will continue on a slow-growth trajectory. If the economy continues to strengthen, the Fed is likely to finish tapering by the end of 2014. We expect interest rates to increase as the Fed continues to reduce its asset purchases. As a result, the municipal bond portion of the Fund's portfolio is unlikely to experience significant capital appreciation in the months ahead. Meanwhile, we maintain a cautious outlook on stocks, given that valuations have increased faster than underlying fundamentals.

    From all of us, thank you for your continued investment in the Fund.

    As interest rates rise, existing bond prices generally fall. o Diversification does not guarantee a profit or prevent a loss. o Some income may have been subject to state or local taxes but not the alternative minimum tax.

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4  | USAA GROWTH AND TAX STRATEGY FUND

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INVESTMENT OVERVIEW

USAA GROWTH AND TAX STRATEGY FUND (THE FUND) (Ticker Symbol: USBLX)

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                                            5/31/14                5/31/13
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
Net Assets                                $221.4 Million         $188.5 Million
Net Asset Value Per Share                     $16.86                 $15.59

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                       10 YEARS
    10.92%                           11.93%                         6.43%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 5/31/14           EXPENSE RATIO AS OF 5/31/13**
--------------------------------------------------------------------------------
               1.83%                                      0.97%

                             (includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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                                                        INVESTMENT OVERVIEW |  5

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        USAA                           BARCLAYS
                     S&P 500      GROWTH AND TAX      COMPOSITE        MUNICIPAL
                      INDEX        STRATEGY FUND        INDEX         BOND INDEX
05/31/04           $10,000.00        $10,000.00       $10,000.00      $10,000.00
06/30/04            10,194.45         10,095.56        10,104.77       10,036.39
07/31/04             9,857.04          9,833.87         9,992.44       10,168.48
08/31/04             9,896.92          9,888.96        10,091.03       10,372.25
09/30/04            10,004.10         10,144.72        10,177.34       10,427.31
10/31/04            10,156.94         10,380.16        10,286.59       10,517.04
11/30/04            10,567.91         10,657.15        10,438.90       10,430.29
12/31/04            10,927.52         10,972.86        10,667.78       10,557.67
01/31/05            10,661.16         10,800.47        10,603.40       10,656.34
02/28/05            10,885.51         10,882.92        10,686.53       10,620.88
03/31/05            10,692.75         10,701.24        10,549.51       10,553.90
04/30/05            10,489.96         10,663.56        10,518.21       10,720.34
05/31/05            10,823.73         11,040.36        10,726.88       10,796.11
06/30/05            10,839.10         11,214.99        10,778.83       10,863.09
07/31/05            11,242.19         11,449.90        10,946.91       10,813.99
08/31/05            11,139.61         11,412.01        10,954.88       10,923.17
09/30/05            11,229.84         11,507.27        10,977.22       10,849.60
10/31/05            11,042.63         11,377.80        10,879.11       10,783.71
11/30/05            11,460.28         11,651.96        11,108.52       10,835.48
12/31/05            11,464.21         11,743.87        11,177.36       10,928.66
01/31/06            11,767.82         11,866.54        11,346.09       10,958.15
02/28/06            11,799.75         11,940.14        11,366.65       11,031.72
03/31/06            11,946.63         11,937.36        11,433.85       10,955.64
04/30/06            12,107.04         12,003.22        11,486.77       10,951.88
05/31/06            11,758.59         11,855.04        11,345.84       11,000.66
06/30/06            11,774.53         11,831.15        11,327.25       10,959.25
07/31/06            11,847.16         11,938.94        11,378.53       11,089.61
08/31/06            12,129.04         12,146.21        11,603.12       11,254.16
09/30/06            12,441.61         12,342.65        11,764.17       11,332.44
10/31/06            12,847.03         12,567.97        11,995.07       11,403.50
11/30/06            13,091.33         12,726.53        12,161.16       11,498.56
12/31/06            13,274.97         12,784.07        12,199.20       11,457.93
01/31/07            13,475.73         12,865.04        12,283.79       11,428.60
02/28/07            13,212.16         12,811.06        12,254.69       11,579.19
03/31/07            13,359.94         12,858.80        12,298.92       11,550.64
04/30/07            13,951.72         13,157.63        12,569.45       11,584.84
05/31/07            14,438.57         13,356.85        12,752.03       11,533.54
06/30/07            14,198.69         13,205.62        12,640.15       11,473.78
07/31/07            13,758.47         13,032.46        12,496.94       11,562.72
08/31/07            13,964.71         13,059.80        12,506.39       11,512.84
09/30/07            14,486.97         13,404.48        12,818.81       11,683.19
10/31/07            14,717.41         13,523.76        12,973.66       11,735.27
11/30/07            14,102.13         13,211.81        12,731.96       11,810.10
12/31/07            14,004.29         13,107.95        12,690.86       11,842.89
01/31/08            13,164.29         12,756.67        12,403.56       11,992.22
02/29/08            12,736.64         12,174.30        11,923.07       11,443.19
03/31/08            12,681.64         12,354.69        12,008.79       11,770.26
04/30/08            13,299.28         12,736.41        12,380.62       11,907.99
05/31/08            13,471.54         12,848.14        12,538.93       11,979.99
06/30/08            12,335.84         12,244.05        11,977.48       11,844.77
07/31/08            12,232.14         12,150.22        11,888.02       11,889.79
08/31/08            12,409.08         12,328.49        12,019.07       12,028.93
09/30/08            11,303.34         11,416.05        11,150.20       11,464.83
10/31/08             9,404.97         10,262.15        10,051.19       11,347.81
11/30/08             8,730.12          9,845.98         9,602.55       11,383.89
12/31/08             8,823.01          9,791.20         9,668.13       11,549.86
01/31/09             8,079.35          9,666.90         9,533.78       11,972.61
02/28/09             7,219.08          9,322.68         9,129.10       12,035.52
03/31/09             7,851.43          9,650.11         9,491.63       12,037.71
04/30/09             8,602.89         10,200.17        10,103.48       12,278.19
05/31/09             9,084.07         10,615.12        10,516.53       12,408.08
06/30/09             9,102.09         10,588.19        10,455.24       12,291.84
07/31/09             9,790.55         11,045.58        10,932.49       12,497.49
08/31/09            10,144.03         11,337.53        11,260.58       12,711.15
09/30/09            10,522.56         11,913.58        11,743.83       13,167.32
10/31/09            10,327.08         11,629.22        11,469.38       12,890.92
11/30/09            10,946.53         11,972.41        11,785.35       12,997.43
12/31/09            11,157.97         12,146.66        11,976.25       13,041.35
01/31/10            10,756.58         11,968.61        11,802.49       13,109.28
02/28/10            11,089.78         12,206.01        12,024.66       13,236.34
03/31/10            11,759.00         12,544.16        12,358.21       13,204.65
04/30/10            11,944.64         12,703.46        12,521.52       13,365.13
05/31/10            10,990.85         12,225.58        12,046.93       13,465.37
06/30/10            10,415.50         11,915.33        11,731.50       13,473.37
07/31/10            11,145.25         12,366.67        12,194.39       13,641.37
08/31/10            10,642.10         12,276.40        12,076.13       13,953.69
09/30/10            11,591.85         12,770.42        12,609.84       13,931.89
10/31/10            12,032.91         12,962.38        12,825.30       13,893.30
11/30/10            12,034.46         12,770.42        12,629.94       13,615.49
12/31/10            12,838.74         13,012.27        12,875.51       13,351.64
01/31/11            13,143.03         13,052.97        12,929.91       13,253.28
02/28/11            13,593.30         13,388.70        13,226.59       13,464.27
03/31/11            13,598.71         13,359.26        13,199.54       13,419.40
04/30/11            14,001.44         13,676.61        13,510.86       13,659.72
05/31/11            13,842.95         13,758.50        13,582.36       13,893.14
06/30/11            13,612.20         13,684.38        13,514.79       13,941.61
07/31/11            13,335.40         13,643.16        13,456.50       14,083.89
08/31/11            12,611.00         13,385.55        13,184.26       14,324.84
09/30/11            11,724.46         13,127.28        12,800.72       14,472.93
10/31/11            13,005.86         13,729.17        13,440.30       14,419.12
11/30/11            12,977.12         13,749.92        13,453.86       14,504.30
12/31/11            13,109.86         13,972.84        13,631.19       14,780.23
01/31/12            13,697.38         14,505.84        14,166.40       15,122.04
02/29/12            14,289.69         14,819.36        14,468.92       15,136.95
03/31/12            14,759.95         14,999.18        14,618.94       15,038.59
04/30/12            14,667.30         15,051.73        14,662.37       15,212.09
05/31/12            13,785.79         14,736.40        14,287.76       15,338.36
06/30/12            14,353.79         15,000.19        14,557.13       15,321.89
07/31/12            14,553.15         15,222.34        14,789.10       15,564.72
08/31/12            14,880.93         15,402.17        14,974.11       15,582.45
09/30/12            15,265.48         15,610.84        15,189.97       15,676.57
10/31/12            14,983.61         15,525.77        15,134.25       15,720.81
11/30/12            15,070.53         15,706.55        15,354.76       15,979.79
12/31/12            15,207.90         15,653.40        15,333.49       15,782.30
01/31/13            15,995.59         16,082.26        15,793.78       15,848.03
02/28/13            16,212.73         16,221.64        15,909.41       15,896.03
03/31/13            16,820.76         16,486.64        16,148.28       15,827.48
04/30/13            17,144.84         16,723.86        16,397.88       16,000.97
05/31/13            17,545.89         16,810.12        16,485.09       15,805.52
06/30/13            17,310.27         16,420.61        16,070.23       15,357.97
07/31/13            18,191.09         16,778.52        16,351.01       15,223.69
08/31/13            17,664.24         16,398.92        15,993.67       15,006.43
09/30/13            18,218.18         16,845.03        16,454.90       15,329.42
10/31/13            19,055.63         17,270.80        16,839.98       15,450.52
11/30/13            19,636.33         17,510.97        17,051.62       15,418.68
12/31/13            20,133.45         17,713.27        17,235.71       15,379.31
01/31/14            19,437.35         17,614.37        17,151.73       15,678.92
02/28/14            20,326.49         18,086.87        17,662.93       15,862.77
03/31/14            20,497.35         18,191.71        17,772.22       15,889.44
04/30/14            20,648.87         18,368.65        17,906.71       16,080.35
05/31/14            21,133.58         18,645.11        18,260.41       16,287.41

                                   [END CHART]

                     Data from 5/31/04 to 5/31/14.

                     See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

6  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Composite Index is comprised of 51% of the Lipper General Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500 Index.

o The unmanaged Barclays Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                            o TOP 10 INDUSTRIES o
                                AS OF 5/31/14
                              (% of Net Assets)

Pharmaceuticals ..........................................................  2.9%
Diversified Banks ........................................................  2.3%
Integrated Oil & Gas .....................................................  2.2%
Technology Hardware, Storage, & Peripherals ..............................  2.1%
Internet Software & Services .............................................  1.5%
Systems Software .........................................................  1.4%
Aerospace & Defense ......................................................  1.3%
Oil & Gas Exploration & Production .......................................  1.3%
Integrated Telecommunication Services ....................................  1.2%
Biotechnology ............................................................  1.2%

                         o TOP 5 TAX-EXEMPT BONDS o
                                AS OF 5/31/14
                              (% of Net Assets)

Lewisville ...............................................................  2.7%
Oneida County Industrial
  Development Authority/Agency ...........................................  1.5%
Metropolitan Transportation Authority ....................................  1.4%
Rockport .................................................................  1.4%
Orlando  .................................................................  1.4%

                         o TOP 5 BLUE CHIP STOCKS o
                                AS OF 5/31/14
                              (% of Net Assets)

Apple, Inc. ..............................................................  1.6%
Exxon Mobil Corp. ........................................................  1.2%
Microsoft Corp. ..........................................................  0.9%
Johnson & Johnson ........................................................  0.8%
General Electric Co. .....................................................  0.7%

You will find a complete list of securities that the Fund owns on pages 12-35.

================================================================================

8  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                       o ASSET ALLOCATION - 5/31/14 o

                      [PIE CHART OF ASSET ALLOCATION]

TAX-EXEMPT BONDS                                                           47.7%
BLUE CHIP STOCKS                                                           47.5%
TAX-EXEMPT MONEY MARKET INSTRUMENTS                                         4.1%

                                   [END CHART]

    Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2014:

  DIVIDEND RECEIVED
DEDUCTION (CORPORATE             TAX-EXEMPT
  SHAREHOLDERS)(1)              INCOME(1, 2)
--------------------------------------------
       100%                         71.11%
--------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) All or a portion of   these amounts may be exempt from taxation at the state
    level.

For the fiscal year ended May 31, 2014, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH AND TAX STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth and Tax Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth and Tax Strategy Fund at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
July 18, 2014

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2014

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            TAX-EXEMPT SECURITIES (51.8%)

            TAX-EXEMPT BONDS (47.7%)

            ARIZONA (1.5%)
$   1,000   Pima County IDA                                  5.75%         9/01/2029            $  1,019
    2,250   Univ. Medical Center Corp.                       5.00          7/01/2035               2,287
                                                                                                --------
                                                                                                   3,306
                                                                                                --------
            CALIFORNIA (3.0%)
    2,000   Monterey Peninsula USD (INS)                     5.50          8/01/2034               2,277
    1,000   State                                            5.00          2/01/2043               1,100
    1,500   Twin Rivers USD (INS)                            5.00          8/01/2040               1,642
    4,435   West Contra Costa USD (INS)                      5.05(a)       8/01/2034               1,717
                                                                                                --------
                                                                                                   6,736
                                                                                                --------
            COLORADO (1.7%)
    1,000   Health Facilities Auth.                          5.00         12/01/2042               1,057
    2,000   Regional Transportation District                 5.38          6/01/2031               2,205
      500   Univ. of Colorado Hospital Auth.                 5.00         11/15/2037                 518
                                                                                                --------
                                                                                                   3,780
                                                                                                --------
            CONNECTICUT (1.1%)
    5,009   Mashantucket (Western) Pequot Tribe(b)           7.06(c)       7/01/2031               2,514
                                                                                                --------
            DISTRICT OF COLUMBIA (0.5%)
    1,100   District of Columbia                             5.00          7/01/2042               1,159
                                                                                                --------
            FLORIDA (5.5%)
    1,875   Escambia County Housing Finance Auth. (INS)      5.75          6/01/2031               2,057
    1,000   Jacksonville                                     5.00         10/01/2029               1,103
    2,000   Lee County IDA                                   5.00         11/01/2025               2,238
    1,300   Miami-Dade County                                5.00         10/01/2034               1,414
    3,000   Orlando (INS)                                    5.13         11/01/2027               3,113
      500   Palm Beach County Health Facilities Auth.        7.50          6/01/2049                 558
    1,505   Tampa-Hillsborough County Expressway Auth.       5.00          7/01/2037               1,636
                                                                                                --------
                                                                                                  12,119
                                                                                                --------
            GEORGIA (0.5%)
    1,000   Fayette County School District (INS)(PRE)        4.95          3/01/2025               1,083
                                                                                                --------

================================================================================

12  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            GUAM (0.9%)
$   1,000   Government Waterworks Auth.                      5.50%         7/01/2043            $  1,071
      750   International Airport Auth. (INS)                5.50         10/01/2033                 834
                                                                                                --------
                                                                                                   1,905
                                                                                                --------
            ILLINOIS (1.6%)
    1,000   Chicago-O'Hare International Airport (INS)       5.25          1/01/2033               1,104
    2,000   Finance Auth.                                    6.00         10/01/2032               2,340
                                                                                                --------
                                                                                                   3,444
                                                                                                --------
            INDIANA (2.6%)
      500   Ball State Univ. of Indiana                      5.00          7/01/2030                 548
    1,250   Finance Auth.                                    5.38         11/01/2032               1,405
      550   Health and Educational Facility Financing Auth.  5.25          2/15/2036                 559
    3,000   Rockport (INS)                                   4.63          6/01/2025               3,153
                                                                                                --------
                                                                                                   5,665
                                                                                                --------
            KENTUCKY (0.5%)
    1,000   Economic Dev. Finance Auth. (INS)                6.00         12/01/2033               1,062
                                                                                                --------
            LOUISIANA (1.9%)
      985   Local Government Environmental Facilities and
              Community Dev. Auth. (INS)                     6.55          9/01/2025               1,067
    2,000   Parish of St. John the Baptist                   5.13          6/01/2037               2,095
    1,000   Tobacco Settlement Financing Corp.               5.25          5/15/2035               1,071
                                                                                                --------
                                                                                                   4,233
                                                                                                --------
            MASSACHUSETTS (1.5%)
    1,000   Dev. Finance Agency                              5.25         11/15/2041               1,097
    1,000   Dev. Finance Agency                              5.75          7/15/2043               1,084
    1,000   Dev. Finance Agency                              5.50          7/01/2044               1,064
                                                                                                --------
                                                                                                   3,245
                                                                                                --------
            MICHIGAN (1.4%)
    3,000   Hospital Finance Auth. (INS)                     5.00         11/15/2026               3,108
                                                                                                --------
            MISSOURI (0.7%)
    1,500   Health and Educational Facility Financing Auth.  5.38          2/01/2035               1,512
                                                                                                --------
            NEW JERSEY (1.9%)
    1,000   EDA                                              5.00          6/15/2029               1,078
    2,000   EDA                                              5.00          9/01/2033               2,201
    1,000   Middlesex County Improvement Auth. (PRE)         5.00          8/15/2023               1,010
                                                                                                --------
                                                                                                   4,289
                                                                                                --------
            NEW MEXICO (1.0%)
    1,000   Farmington                                       4.88          4/01/2033               1,028
    1,000   Farmington                                       5.90          6/01/2040               1,106
                                                                                                --------
                                                                                                   2,134
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            NEW YORK (6.1%)
$   1,000   Dormitory Auth.                                  5.50%         5/01/2037            $  1,087
    3,000   MTA                                              5.00         11/15/2030               3,155
    1,000   MTA                                              5.00         11/15/2042               1,087
    1,000   New York City                                    5.25          8/15/2023               1,165
    1,500   New York City Housing Dev. Corp. (INS)(PRE)      5.00          7/01/2025               1,579
    2,000   New York City Trust for Cultural Resources       5.00         12/01/2039               2,122
    8,455   Oneida County IDA (INS)                          4.65(a)       7/01/2035               3,297
                                                                                                --------
                                                                                                  13,492
                                                                                                --------
            NORTH CAROLINA (0.5%)
    1,000   Charlotte-Mecklenberg Hospital Auth. (PRE)       4.88          1/15/2032               1,030
                                                                                                --------
            PENNSYLVANIA (0.8%)
    1,625   Indiana County Hospital Auth.                    6.00          6/01/2039               1,811
                                                                                                --------
            PUERTO RICO (0.4%)
    1,000   Commonwealth (INS)                               5.00          7/01/2035                 954
                                                                                                --------
            RHODE ISLAND (0.0%)
       50   Housing and Mortgage Finance Corp.               6.85         10/01/2024                  50
                                                                                                --------
            SOUTH CAROLINA (1.0%)
    2,000   Piedmont Municipal Power Agency (INS)            5.75          1/01/2034               2,284
                                                                                                --------
            TENNESSEE (0.3%)
    2,000   Knox County Health, Educational and
              Housing Facilities Board                       5.01(a)       1/01/2035                 633
                                                                                                --------
            TEXAS (8.3%)
    2,000   Duncanville ISD (NBGA)                           4.63          2/15/2029               2,057
    2,000   El Paso (INS)                                    4.75          8/15/2033               2,086
    1,000   Harris County Education Facilities Finance Corp. 5.00          6/01/2038               1,051
    2,000   Hidalgo County Health Services Corp.             5.00          8/15/2026               2,078
    5,675   Lewisville (INS)                                 5.80          9/01/2025               6,072
    1,500   Manor ISD (NBGA)                                 5.00          8/01/2037               1,616
    1,000   Matagorda County                                 4.00          6/01/2030               1,011
    1,500   Public Finance Auth. (INS)                       5.00          2/15/2036               1,500
    1,000   San Leanna Education Facilities Corp.            4.75          6/01/2032               1,019
                                                                                                --------
                                                                                                  18,490
                                                                                                --------
            WASHINGTON (0.7%)
    1,500   Economic Dev. Finance Auth. (INS)                5.00          6/01/2038               1,574
                                                                                                --------
            WEST VIRGINIA (0.7%)
    1,500   Pleasants County                                 5.25         10/15/2037               1,548
                                                                                                --------
            WISCONSIN (0.5%)
    1,000   Health and Educational Facility Finance Auth.    5.25          4/15/2035               1,079
                                                                                                --------

================================================================================

14  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON                                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            WYOMING (0.6%)
$   1,250   Laramie County                                   5.00%         5/01/2037            $  1,330
                                                                                                --------
            Total Tax-Exempt Bonds (cost: $99,601)                                               105,569
                                                                                                --------

            TAX-EXEMPT MONEY MARKET INSTRUMENTS (4.1%)

            VARIABLE-RATE DEMAND NOTES (4.1%)

            CALIFORNIA (1.2%)
    1,700   Pollution Control Financing Auth.                0.10          3/01/2041               1,700
      875   Victorville Joint Powers Financing Auth.
              (LOC - BNP Paribas)                            1.06          5/01/2040                 875
                                                                                                --------
                                                                                                   2,575
                                                                                                --------
            OREGON (0.6%)
    1,360   Port of Morrow                                   0.36          2/01/2027               1,360
                                                                                                --------
            PENNSYLVANIA (1.2%)
    2,650   Luzerne County (INS) (LIQ)                       0.65         11/15/2026               2,650
                                                                                                --------
            TEXAS (1.1%)
    2,500   Port of Port Arthur Navigation District          0.23         12/01/2039               2,500
                                                                                                --------
                                                                                                   9,085
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (0.0%)
   76,286   State Street Institutional Tax Free Money Market Fund, 0.00%(d)                           76
                                                                                                --------
            Total Tax-Exempt Money Market Instruments (cost: $9,161)                               9,161
                                                                                                --------
            Total Tax-Exempt Securities (cost: $108,762)                                         114,730
                                                                                                --------

            BLUE CHIP STOCKS (47.5%)

            CONSUMER DISCRETIONARY (5.7%)
            -----------------------------
            ADVERTISING (0.1%)
    2,760   Interpublic Group of Companies, Inc.                                                      53
    1,760   Omnicom Group, Inc.                                                                      125
                                                                                                --------
                                                                                                     178
                                                                                                --------
            APPAREL RETAIL (0.2%)
    1,580   Gap, Inc.                                                                                 65
    1,450   L Brands, Inc.                                                                            83
      986   Ross Stores, Inc.                                                                         68

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
    4,570    TJX Companies, Inc.                                            $    249
      335    Urban Outfitters, Inc.*                                              11
                                                                            --------
                                                                                 476
                                                                            --------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
    1,740    Coach, Inc.                                                          71
      299    Fossil Group, Inc.*                                                  31
    1,080    Michael Kors Holdings Ltd.*                                         102
      420    PVH Corp.                                                            55
      420    Ralph Lauren Corp.                                                   65
      987    Under Armour, Inc. "A"*                                              50
    2,040    VF Corp.                                                            129
                                                                            --------
                                                                                 503
                                                                            --------
             AUTO PARTS & EQUIPMENT (0.2%)
    1,420    BorgWarner, Inc.                                                     89
    1,787    Delphi Automotive plc                                               124
    4,140    Johnson Controls, Inc.                                              200
                                                                            --------
                                                                                 413
                                                                            --------
             AUTOMOBILE MANUFACTURERS (0.3%)
   24,056    Ford Motor Co.                                                      396
    6,548    General Motors Co.                                                  226
                                                                            --------
                                                                                 622
                                                                            --------
             AUTOMOTIVE RETAIL (0.1%)
      610    AutoNation, Inc.*                                                    35
      230    AutoZone, Inc.*                                                     122
    1,390    CarMax, Inc.*                                                        62
      550    O'Reilly Automotive, Inc.*                                           81
                                                                            --------
                                                                                 300
                                                                            --------
             BROADCASTING (0.2%)
    3,863    CBS Corp. "B"                                                       230
    1,100    Discovery Communications, Inc. "A"*                                  85
      630    Scripps Networks Interactive "A"                                     48
                                                                            --------
                                                                                 363
                                                                            --------
             CABLE & SATELLITE (0.6%)
      530    Cablevision Systems Corp. "A"                                         9
   15,902    Comcast Corp. "A"                                                   830
    2,989    DIRECTV*                                                            246
    1,719    Time Warner Cable, Inc.                                             243
                                                                            --------
                                                                               1,328
                                                                            --------

================================================================================

16  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             CASINOS & GAMING (0.0%)
    1,260    International Game Technology                                  $     16
      380    Wynn Resorts Ltd.                                                    82
                                                                            --------
                                                                                  98
                                                                            --------
             COMPUTER & ELECTRONICS RETAIL (0.0%)
    1,678    Best Buy Co., Inc.                                                   46
      713    GameStop Corp. "A"                                                   27
                                                                            --------
                                                                                  73
                                                                            --------
             CONSUMER ELECTRONICS (0.0%)
      680    Garmin Ltd.                                                          40
      497    Harman International Industries, Inc.                                52
                                                                            --------
                                                                                  92
                                                                            --------
             DEPARTMENT STORES (0.1%)
      960    Kohl's Corp.                                                         52
    2,500    Macy's, Inc.                                                        150
    1,300    Nordstrom, Inc.                                                      88
                                                                            --------
                                                                                 290
                                                                            --------
             DISTRIBUTORS (0.0%)
    1,110    Genuine Parts Co.                                                    96
                                                                            --------
             FOOTWEAR (0.2%)
    4,500    NIKE, Inc. "B"                                                      346
                                                                            --------
             GENERAL MERCHANDISE STORES (0.2%)
    1,620    Dollar General Corp.*                                                87
      940    Dollar Tree, Inc.*                                                   50
      850    Family Dollar Stores, Inc.                                           50
    3,848    Target Corp.                                                        218
                                                                            --------
                                                                                 405
                                                                            --------
             HOME FURNISHINGS (0.0%)
      570    Leggett & Platt, Inc.                                                19
      349    Mohawk Industries, Inc.*                                             48
                                                                            --------
                                                                                  67
                                                                            --------
             HOME IMPROVEMENT RETAIL (0.5%)
    8,900    Home Depot, Inc.                                                    714
    6,390    Lowe's Companies, Inc.                                              301
                                                                            --------
                                                                               1,015
                                                                            --------
             HOMEBUILDING (0.1%)
    2,180    D.R. Horton, Inc.                                                    52
    1,187    Lennar Corp. "A"                                                     48

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
    2,360    PulteGroup, Inc.                                               $     46
                                                                            --------
                                                                                 146
                                                                            --------
             HOMEFURNISHING RETAIL (0.0%)
    1,480    Bed Bath & Beyond, Inc.*                                             90
                                                                            --------
             HOTELS, RESORTS & CRUISE LINES (0.2%)
    2,540    Carnival Corp.                                                      102
    1,695    Marriott International, Inc. "A"                                    104
    1,440    Starwood Hotels & Resorts Worldwide, Inc.                           115
    1,010    Wyndham Worldwide Corp.                                              75
                                                                            --------
                                                                                 396
                                                                            --------
             HOUSEHOLD APPLIANCES (0.0%)
      520    Whirlpool Corp.                                                      75
                                                                            --------
             HOUSEWARES & SPECIALTIES (0.0%)
    2,180    Newell Rubbermaid, Inc.                                              64
                                                                            --------
             INTERNET RETAIL (0.6%)
    2,244    Amazon.com, Inc.*                                                   701
      575    Expedia, Inc.                                                        42
      340    Netflix, Inc.*                                                      142
      310    Priceline Group, Inc.*                                              396
      735    TripAdvisor, Inc.                                                    72
                                                                            --------
                                                                               1,353
                                                                            --------
             LEISURE PRODUCTS (0.1%)
    1,020    Hasbro, Inc.                                                         55
    1,650    Mattel, Inc.                                                         64
                                                                            --------
                                                                                 119
                                                                            --------
             MOTORCYCLE MANUFACTURERS (0.1%)
    1,600    Harley-Davidson, Inc.                                               114
                                                                            --------
             MOVIES & ENTERTAINMENT (0.9%)
    5,703    Time Warner, Inc.                                                   398
   12,180    Twenty-First Century Fox, Inc. "A"                                  431
    2,750    Viacom, Inc. "B"                                                    235
   10,105    Walt Disney Co.                                                     849
                                                                            --------
                                                                               1,913
                                                                            --------
             PUBLISHING (0.1%)
    1,870    Gannett Co., Inc.                                                    52
    3,045    News Corp. "A"*                                                      52
                                                                            --------
                                                                                 104
                                                                            --------

================================================================================

18  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             RESTAURANTS (0.6%)
      160    Chipotle Mexican Grill, Inc.*                                  $     87
       81    Darden Restaurants, Inc.                                              4
    6,070    McDonald's Corp.                                                    616
    5,130    Starbucks Corp.                                                     376
    2,600    Yum! Brands, Inc.                                                   201
                                                                            --------
                                                                               1,284
                                                                            --------
             SPECIALIZED CONSUMER SERVICES (0.0%)
    1,670    H&R Block, Inc.                                                      50
                                                                            --------
             SPECIALTY STORES (0.1%)
       60    PetSmart, Inc.                                                        3
    3,984    Staples, Inc.                                                        45
      720    Tiffany & Co.                                                        72
      822    Tractor Supply Co.                                                   53
                                                                            --------
                                                                                 173
                                                                            --------
             TIRES & RUBBER (0.0%)
    1,400    Goodyear Tire & Rubber Co.                                           37
                                                                            --------
             Total Consumer Discretionary                                     12,583
                                                                            --------
             CONSUMER STAPLES (4.6%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.1%)
    3,750    Archer-Daniels-Midland Co.                                          168
                                                                            --------
             BREWERS (0.0%)
    1,068    Molson Coors Brewing Co. "B"                                         70
                                                                            --------
             DISTILLERS & VINTNERS (0.1%)
      930    Brown-Forman Corp. "B"                                               86
      980    Constellation Brands, Inc. "A"*                                      83
                                                                            --------
                                                                                 169
                                                                            --------
             DRUG RETAIL (0.4%)
    7,252    CVS Caremark Corp.                                                  568
    5,210    Walgreen Co.                                                        375
                                                                            --------
                                                                                 943
                                                                            --------
             FOOD DISTRIBUTORS (0.1%)
    3,290    Sysco Corp.                                                         123
                                                                            --------
             FOOD RETAIL (0.1%)
    2,974    Kroger Co.                                                          142
    1,460    Safeway, Inc.                                                        50
    2,140    Whole Foods Market, Inc.                                             82
                                                                            --------
                                                                                 274
                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS (0.9%)
      690    Clorox Co.                                                     $     62
    5,970    Colgate-Palmolive Co.                                               409
    2,120    Kimberly-Clark Corp.                                                238
   16,193    Procter & Gamble Co.                                              1,308
                                                                            --------
                                                                               2,017
                                                                            --------
             HYPERMARKETS & SUPER CENTERS (0.5%)
    2,550    Costco Wholesale Corp.                                              296
    9,890    Wal-Mart Stores, Inc.                                               759
                                                                            --------
                                                                               1,055
                                                                            --------
             PACKAGED FOODS & MEAT (0.7%)
      665    Campbell Soup Co.                                                    30
    2,630    ConAgra Foods, Inc.                                                  85
    4,550    General Mills, Inc.                                                 250
      910    Hershey Co.                                                          89
      418    Hormel Foods Corp.                                                   21
      828    J.M. Smucker Co.                                                     85
    1,080    Kellogg Co.                                                          74
      791    Keurig Green Mountain, Inc.                                          89
    3,520    Kraft Foods Group, Inc.                                             209
    1,040    McCormick & Co., Inc.                                                75
    1,371    Mead Johnson Nutrition Co.                                          123
   10,370    Mondelez International, Inc. "A"                                    390
    1,740    Tyson Foods, Inc. "A"                                                74
                                                                            --------
                                                                               1,594
                                                                            --------
             PERSONAL PRODUCTS (0.1%)
    2,633    Avon Products, Inc.                                                  38
    1,480    Estee Lauder Companies, Inc. "A"                                    113
                                                                            --------
                                                                                 151
                                                                            --------
             SOFT DRINKS (0.9%)
   23,340    Coca-Cola Co.                                                       955
    1,630    Coca-Cola Enterprises, Inc.                                          74
    1,290    Dr. Pepper Snapple Group, Inc.                                       75
      820    Monster Beverage Corp.*                                              57
    9,204    PepsiCo, Inc.                                                       813
                                                                            --------
                                                                               1,974
                                                                            --------
             TOBACCO (0.7%)
   12,149    Altria Group, Inc.                                                  505
    2,241    Lorillard, Inc.                                                     139

================================================================================

20  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
   10,080    Philip Morris International, Inc.                              $    893
    1,851    Reynolds American, Inc.                                             110
                                                                            --------
                                                                               1,647
                                                                            --------
             Total Consumer Staples                                           10,185
                                                                            --------
             ENERGY (5.0%)
             -------------
             COAL & CONSUMABLE FUELS (0.0%)
    1,180    CONSOL Energy, Inc.                                                  52
    1,642    Peabody Energy Corp.                                                 27
                                                                            --------
                                                                                  79
                                                                            --------
             INTEGRATED OIL & GAS (2.2%)
   11,750    Chevron Corp.                                                     1,443
   26,563    Exxon Mobil Corp.                                                 2,670
    1,830    Hess Corp.                                                          167
    5,190    Occidental Petroleum Corp.                                          517
                                                                            --------
                                                                               4,797
                                                                            --------
             OIL & GAS DRILLING (0.1%)
      470    Diamond Offshore Drilling, Inc.                                      24
      967    Ensco plc "A"                                                        51
      640    Helmerich & Payne, Inc.                                              70
    1,710    Nabors Industries Ltd.                                               45
    1,715    Noble Corp. plc                                                      54
      838    Rowan Companies plc "A"                                              26
      700    Transocean Ltd.                                                      30
                                                                            --------
                                                                                 300
                                                                            --------
             OIL & GAS EQUIPMENT & SERVICES (0.8%)
    2,707    Baker Hughes, Inc.                                                  191
    1,400    Cameron International Corp.*                                         89
    1,380    FMC Technologies, Inc.*                                              80
    5,260    Halliburton Co.                                                     340
    2,868    National-Oilwell Varco, Inc.                                        235
    8,042    Schlumberger Ltd.                                                   837
                                                                            --------
                                                                               1,772
                                                                            --------
             OIL & GAS EXPLORATION & PRODUCTION (1.3%)
    3,091    Anadarko Petroleum Corp.                                            318
    2,386    Apache Corp.                                                        222
    2,532    Cabot Oil & Gas Corp.                                                92
    3,070    Chesapeake Energy Corp.                                              88
    7,710    ConocoPhillips                                                      616
    2,350    Denbury Resources, Inc.                                              40
    2,304    Devon Energy Corp.                                                  170

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
    3,200    EOG Resources, Inc.                                            $    339
      880    EQT Corp.                                                            94
    4,260    Marathon Oil Corp.                                                  156
    1,120    Murphy Oil Corp.                                                     69
      811    Newfield Exploration Co.*                                            30
    1,940    Noble Energy, Inc.                                                  140
      847    Pioneer Natural Resources Co.                                       178
    1,030    QEP Resources, Inc.                                                  33
    1,002    Range Resources Corp.                                                93
    2,106    Southwestern Energy Co.*                                             96
                                                                            --------
                                                                               2,774
                                                                            --------
             OIL & GAS REFINING & MARKETING (0.3%)
    1,895    Marathon Petroleum Corp.                                            169
    3,875    Phillips 66                                                         329
      790    Tesoro Corp.                                                         44
    3,220    Valero Energy Corp.                                                 181
                                                                            --------
                                                                                 723
                                                                            --------
             OIL & GAS STORAGE & TRANSPORTATION (0.3%)
    3,905    Kinder Morgan, Inc.                                                 130
    1,260    ONEOK, Inc.                                                          81
    4,060    Spectra Energy Corp.                                                165
    4,150    Williams Companies, Inc.                                            195
                                                                            --------
                                                                                 571
                                                                            --------
             Total Energy                                                     11,016
                                                                            --------
             FINANCIALS (7.6%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
    1,115    Ameriprise Financial, Inc.                                          125
    6,913    Bank of New York Mellon Corp.                                       239
      743    BlackRock, Inc.                                                     226
    2,480    Franklin Resources, Inc.                                            137
    3,240    Invesco Ltd.                                                        119
      750    Legg Mason, Inc.                                                     37
    1,216    Northern Trust Corp.(e)                                              73
    2,710    State Street Corp.                                                  177
    1,970    T. Rowe Price Group, Inc.                                           161
                                                                            --------
                                                                               1,294
                                                                            --------
             CONSUMER FINANCE (0.5%)
    5,600    American Express Co.                                                512
    3,510    Capital One Financial Corp.                                         277

================================================================================

22  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
    3,510    Discover Financial Services                                    $    208
    2,650    Navient Corp.*                                                       42
                                                                            --------
                                                                               1,039
                                                                            --------
             DIVERSIFIED BANKS (2.3%)
   64,913    Bank of America Corp.                                               983
   18,630    Citigroup, Inc.                                                     886
    1,300    Comerica, Inc.                                                       62
   23,233    JPMorgan Chase & Co.                                              1,291
   11,380    U.S. Bancorp                                                        480
   29,000    Wells Fargo & Co.                                                 1,473
                                                                            --------
                                                                               5,175
                                                                            --------
             INSURANCE BROKERS (0.1%)
    1,590    Aon plc                                                             143
    2,820    Marsh & McLennan Companies, Inc.                                    142
                                                                            --------
                                                                                 285
                                                                            --------
             INVESTMENT BANKING & BROKERAGE (0.4%)
    6,470    Charles Schwab Corp.                                                163
    1,942    E*Trade Financial Corp.*                                             40
    2,584    Goldman Sachs Group, Inc.                                           413
    8,605    Morgan Stanley                                                      265
                                                                            --------
                                                                                 881
                                                                            --------
             LIFE & HEALTH INSURANCE (0.5%)
    2,770    AFLAC, Inc.                                                         170
    1,769    Lincoln National Corp.                                               85
    6,431    MetLife, Inc.                                                       328
    1,820    Principal Financial Group, Inc.                                      85
    2,825    Prudential Financial, Inc.                                          232
      742    Torchmark Corp.                                                      60
    1,250    Unum Group                                                           42
                                                                            --------
                                                                               1,002
                                                                            --------
             MULTI-LINE INSURANCE (0.4%)
    8,990    American International Group, Inc.                                  486
      700    Assurant, Inc.                                                       47
    3,680    Genworth Financial, Inc. "A"*                                        63
    2,900    Hartford Financial Services Group, Inc.                             101
    2,116    Loews Corp.                                                          91
                                                                            --------
                                                                                 788
                                                                            --------
             MULTI-SECTOR HOLDINGS (0.6%)
  10,838     Berkshire Hathaway, Inc. "B"*                                     1,391
   1,810     Leucadia National Corp.                                              46
                                                                            --------
                                                                               1,437
                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             PROPERTY & CASUALTY INSURANCE (0.4%)
    1,670    ACE Ltd.                                                       $    173
    3,040    Allstate Corp.                                                      177
    1,560    Chubb Corp.                                                         145
      970    Cincinnati Financial Corp.                                           47
    2,220    Progressive Corp.                                                    56
    2,350    Travelers Companies, Inc.                                           220
    2,680    XL Group plc                                                         87
                                                                            --------
                                                                                 905
                                                                            --------
             REAL ESTATE SERVICES (0.0%)
    1,990    CBRE Group, Inc. "A"*                                                59
                                                                            --------
             REGIONAL BANKS (0.5%)
    4,194    BB&T Corp.                                                          159
    5,810    Fifth Third Bancorp                                                 120
    5,110    Huntington Bancshares, Inc.                                          47
    6,620    KeyCorp                                                              91
      660    M&T Bank Corp.                                                       80
    2,935    PNC Financial Services Group, Inc.                                  250
    9,790    Regions Financial Corp.                                             100
    3,200    SunTrust Banks, Inc.                                                123
    1,310    Zions Bancorp                                                        37
                                                                            --------
                                                                               1,007
                                                                            --------
             REITs - DIVERSIFIED (0.1%)
    1,238    Vornado Realty Trust                                                133
                                                                            --------
             REITs - HEALTH CARE (0.2%)
    2,770    HCP, Inc.                                                           115
    1,750    Health Care REIT, Inc.                                              111
    1,750    Ventas, Inc.                                                        117
                                                                            --------
                                                                                 343
                                                                            --------
             REITs - HOTEL & RESORT (0.0%)
    4,863    Host Hotels & Resorts, Inc.                                         107
                                                                            --------
             REITs - INDUSTRIAL (0.1%)
    3,365    ProLogis, Inc.                                                      140
                                                                            --------
             REITs - OFFICE (0.1%)
    1,050    Boston Properties, Inc.                                             127
                                                                            --------
             REITs - RESIDENTIAL (0.1%)
      730    Apartment Investment & Management Co. "A"                            23
      740    AvalonBay Communities, Inc.                                         105

================================================================================

24  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
    2,215    Equity Residential                                             $    137
      290    Essex Property Trust, Inc.                                           52
                                                                            --------
                                                                                 317
                                                                            --------
             REITs - RETAIL (0.2%)
    3,270    General Growth Properties                                            78
    2,670    Kimco Realty Corp.                                                   61
      850    Macerich Co.                                                         56
    2,004    Simon Property Group, Inc.                                          334
    1,002    Washington Prime Group, Inc.                                         20
                                                                            --------
                                                                                 549
                                                                            --------
             REITs - SPECIALIZED (0.3%)
    2,420    American Tower Corp.                                                217
    2,046    Crown Castle International Corp.                                    157
      800    Plum Creek Timber Co., Inc.                                          36
      645    Public Storage                                                      111
    3,587    Weyerhaeuser Co.                                                    113
                                                                            --------
                                                                                 634
                                                                            --------
             SPECIALIZED FINANCE (0.2%)
    1,850    CME Group, Inc.                                                     133
      599    IntercontinentalExchange Group, Inc.                                118
    1,907    McGraw Hill Financial, Inc.                                         156
    1,370    Moody's Corp.                                                       117
      840    NASDAQ OMX Group, Inc.                                               32
                                                                            --------
                                                                                 556
                                                                            --------
             THRIFTS & MORTGAGE FINANCE (0.0%)
    3,630    Hudson City Bancorp, Inc.                                            35
    1,500    People's United Financial, Inc.                                      22
                                                                            --------
                                                                                  57
                                                                            --------
             Total Financials                                                 16,835
                                                                            --------
             HEALTH CARE (6.3%)
             ------------------
             BIOTECHNOLOGY (1.2%)
    1,190    Alexion Pharmaceuticals, Inc.*                                      198
    4,740    Amgen, Inc.                                                         550
    1,430    Biogen Idec, Inc.*                                                  457
    2,500    Celgene Corp.*                                                      383
    9,388    Gilead Sciences, Inc.*                                              762
      463    Regeneron Pharmaceuticals, Inc.*                                    142
    1,443    Vertex Pharmaceuticals, Inc.*                                       104
                                                                            --------
                                                                               2,596
                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             HEALTH CARE DISTRIBUTORS (0.3%)
    1,410    AmerisourceBergen Corp.                                        $    103
    2,310    Cardinal Health, Inc.                                               163
    1,450    McKesson Corp.                                                      275
      720    Patterson Companies, Inc.                                            29
                                                                            --------
                                                                                 570
                                                                            --------
             HEALTH CARE EQUIPMENT (1.0%)
    9,330    Abbott Laboratories                                                 373
    3,470    Baxter International, Inc.                                          258
    1,310    Becton, Dickinson & Co.                                             154
    8,610    Boston Scientific Corp.*                                            110
      470    C.R. Bard, Inc.                                                      70
    1,315    CareFusion Corp.*                                                    56
    2,600    Covidien plc                                                        190
      440    Edwards Lifesciences Corp.*                                          36
      230    Intuitive Surgical, Inc.*                                            85
    6,050    Medtronic, Inc.                                                     369
    1,630    St. Jude Medical, Inc.                                              106
    1,770    Stryker Corp.                                                       150
      810    Varian Medical Systems, Inc.*                                        67
    1,130    Zimmer Holdings, Inc.                                               118
                                                                            --------
                                                                               2,142
                                                                            --------
             HEALTH CARE FACILITIES (0.0%)
      817    Tenet Healthcare Corp.*                                              38
                                                                            --------
             HEALTH CARE SERVICES (0.2%)
    1,140    DaVita HealthCare Partners, Inc.*                                    80
    4,819    Express Scripts Holdings Co.*                                       344
      522    Laboratory Corp. of America Holdings*                                54
      600    Quest Diagnostics, Inc.                                              36
                                                                            --------
                                                                                 514
                                                                            --------
             HEALTH CARE SUPPLIES (0.0%)
    1,150    DENTSPLY International, Inc.                                         54
                                                                            --------
             HEALTH CARE TECHNOLOGY (0.0%)
    1,720    Cerner Corp.*                                                        93
                                                                            --------
             LIFE SCIENCES TOOLS & SERVICES (0.2%)
    2,000    Agilent Technologies, Inc.                                          114
      680    PerkinElmer, Inc.                                                    31
    2,200    Thermo Fisher Scientific, Inc.                                      257
      690    Waters Corp.*                                                        69
                                                                            --------
                                                                                 471
                                                                            --------

================================================================================

26  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             MANAGED HEALTH CARE (0.5%)
    2,124    Aetna, Inc.                                                    $    165
    1,490    Cigna Corp.                                                         134
    1,000    Humana, Inc.                                                        124
    6,400    UnitedHealth Group, Inc.                                            510
    1,729    WellPoint, Inc.                                                     187
                                                                            --------
                                                                               1,120
                                                                            --------
             PHARMACEUTICALS (2.9%)
    9,746    AbbVie, Inc.                                                        529
    1,050    Actavis plc*                                                        222
    1,800    Allergan, Inc.                                                      301
   10,006    Bristol-Myers Squibb Co.                                            498
    6,046    Eli Lilly and Co.                                                   362
    1,430    Forest Laboratories, Inc.*                                          136
      910    Hospira, Inc.*                                                       45
   17,277    Johnson & Johnson                                                 1,753
   17,943    Merck & Co., Inc.                                                 1,038
    2,340    Mylan, Inc.*                                                        117
      434    Perrigo Co. plc                                                      60
   39,243    Pfizer, Inc.                                                      1,163
    2,981    Zoetis, Inc.                                                         91
                                                                            --------
                                                                               6,315
                                                                            --------
             Total Health Care                                                13,913
                                                                            --------
             INDUSTRIALS (5.0%)
             ------------------
             AEROSPACE & DEFENSE (1.3%)
    4,340    Boeing Co.                                                          587
    2,040    General Dynamics Corp.                                              241
    4,610    Honeywell International, Inc.                                       429
       90    L-3 Communications Holdings, Inc.                                    11
    1,690    Lockheed Martin Corp.                                               277
    1,200    Northrop Grumman Corp.                                              146
    1,010    Precision Castparts Corp.                                           255
    1,635    Raytheon Co.                                                        160
    1,090    Rockwell Collins, Inc.                                               86
    2,070    Textron, Inc.                                                        81
    5,410    United Technologies Corp.                                           629
                                                                            --------
                                                                               2,902
                                                                            --------
             AGRICULTURAL & FARM MACHINERY (0.1%)
    2,480    Deere & Co.                                                         226
                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS (0.4%)
      779    C.H. Robinson Worldwide, Inc.                                  $     47
    1,251    Expeditors International of Washington, Inc.                         57
    1,690    FedEx Corp.                                                         243
    4,310    United Parcel Service, Inc. "B"                                     448
                                                                            --------
                                                                                 795
                                                                            --------
             AIRLINES (0.1%)
    5,192    Delta Air Lines, Inc.                                               207
    4,231    Southwest Airlines Co.                                              112
                                                                            --------
                                                                                 319
                                                                            --------
             BUILDING PRODUCTS (0.0%)
      613    Allegion plc                                                         32
    2,100    Masco Corp.                                                          45
                                                                            --------
                                                                                  77
                                                                            --------
             CONSTRUCTION & ENGINEERING (0.1%)
    1,020    Fluor Corp.                                                          76
      640    Jacobs Engineering Group, Inc.*                                      35
    1,140    Quanta Services, Inc.*                                               39
                                                                            --------
                                                                                 150
                                                                            --------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.3%)
    3,795    Caterpillar, Inc.                                                   388
      960    Cummins, Inc.                                                       147
      616    Joy Global, Inc.                                                     35
    2,302    PACCAR, Inc.                                                        146
                                                                            --------
                                                                                 716
                                                                            --------
             DIVERSIFIED SUPPORT SERVICES (0.0%)
      670    Cintas Corp.                                                         41
    1,020    Iron Mountain, Inc.                                                  32
                                                                            --------
                                                                                  73
                                                                            --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
      511    AMETEK, Inc.                                                         27
    2,887    Eaton Corp. plc                                                     213
    4,350    Emerson Electric Co.                                                290
      980    Rockwell Automation, Inc.                                           119
      510    Roper Industries, Inc.                                               72
                                                                            --------
                                                                                 721
                                                                            --------
             ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
    2,236    Republic Services, Inc.                                              79
      480    Stericycle, Inc.*                                                    55

================================================================================

28  | USAA GROWTH AND TAX STRATEGY FUND

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
    2,205    Waste Management, Inc.                                         $     99
                                                                            --------
                                                                                 233
                                                                            --------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      750    Robert Half International, Inc.                                      34
                                                                            --------
             INDUSTRIAL CONGLOMERATES (1.1%)
    3,890    3M Co.                                                              555
    3,670    Danaher Corp.                                                       288
   61,570    General Electric Co.                                              1,649
                                                                            --------
                                                                               2,492
                                                                            --------
             INDUSTRIAL MACHINERY (0.4%)
    1,320    Dover Corp.                                                         115
    1,285    Flowserve Corp.                                                      95
    2,480    Illinois Tool Works, Inc.                                           214
    1,600    Ingersoll-Rand plc                                                   96
      850    Pall Corp.                                                           72
      940    Parker Hannifin Corp.                                               118
      984    Pentair Ltd.*                                                        73
      983    Stanley Black & Decker, Inc.                                         86
    1,040    Xylem, Inc.                                                          39
                                                                            --------
                                                                                 908
                                                                            --------
             OFFICE SERVICES & SUPPLIES (0.0%)
    1,260    Pitney Bowes, Inc.                                                   35
                                                                            --------
             RAILROADS (0.5%)
    7,340    CSX Corp.                                                           216
      411    Kansas City Southern                                                 44
    1,610    Norfolk Southern Corp.                                              162
    3,051    Union Pacific Corp.                                                 608
                                                                            --------
                                                                               1,030
                                                                            --------
             RESEARCH & CONSULTING SERVICES (0.1%)
      230    Dun & Bradstreet Corp.                                               24
      720    Equifax, Inc.                                                        51
    1,370    Nielsen Holdings N.V.                                                66
                                                                            --------
                                                                                 141
                                                                            --------
             SECURITY & ALARM SERVICES (0.1%)
    1,083    ADT Corp.                                                            35
    2,272    Tyco International Ltd.                                              99
                                                                            --------
                                                                                 134
                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS (0.1%)
    1,860    Fastenal Co.                                                   $     91
      480    W.W. Grainger, Inc.                                                 124
                                                                            --------
                                                                                 215
                                                                            --------
             TRUCKING (0.0%)
      360    Ryder System, Inc.                                                   31
                                                                            --------
             Total Industrials                                                11,232
                                                                            --------
             INFORMATION TECHNOLOGY (9.0%)
             -----------------------------
             APPLICATION SOFTWARE (0.3%)
    2,900    Adobe Systems, Inc.*                                                187
    1,380    Autodesk, Inc.*                                                      72
    1,240    Citrix Systems, Inc.*                                                77
    1,640    Intuit, Inc.                                                        130
    3,320    Salesforce.com, Inc.*                                               175
                                                                            --------
                                                                                 641
                                                                            --------
             COMMUNICATIONS EQUIPMENT (0.8%)
   31,545    Cisco Systems, Inc.                                                 777
      360    F5 Networks, Inc.*                                                   39
      790    Harris Corp.                                                         61
    3,060    Juniper Networks, Inc.*                                              75
    1,775    Motorola Solutions, Inc.                                            120
   10,100    QUALCOMM, Inc.                                                      812
                                                                            --------
                                                                               1,884
                                                                            --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.9%)
      293    Alliance Data Systems Corp.*                                         75
    2,960    Automatic Data Processing, Inc.                                     236
      900    Computer Sciences Corp.                                              57
    1,230    Fidelity National Information Services, Inc.                         67
    1,700    Fiserv, Inc.*                                                       102
    6,100    MasterCard, Inc. "A"                                                466
    1,630    Paychex, Inc.                                                        67
      967    Total System Services, Inc.                                          29
    3,110    Visa, Inc. "A"                                                      668
    2,845    Western Union Co.                                                    46
    7,033    Xerox Corp.                                                          87
                                                                            --------
                                                                               1,900
                                                                            --------
             ELECTRONIC COMPONENTS (0.1%)
    1,270    Amphenol Corp. "A"                                                  122
    7,670    Corning, Inc.                                                       163
                                                                            --------
                                                                                 285
                                                                            --------

================================================================================

30  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      730    FLIR Systems, Inc.                                             $     26
                                                                            --------
             ELECTRONIC MANUFACTURING SERVICES (0.1%)
    1,520    Jabil Circuit, Inc.                                                  29
    2,563    TE Connectivity Ltd.                                                152
                                                                            --------
                                                                                 181
                                                                            --------
             HOME ENTERTAINMENT SOFTWARE (0.0%)
    1,990    Electronic Arts, Inc.*                                               70
                                                                            --------
             INTERNET SOFTWARE & SERVICES (1.5%)
    1,250    Akamai Technologies, Inc.*                                           68
    6,960    eBay, Inc.*                                                         353
   10,462    Facebook, Inc. "A"*                                                 662
    1,707    Google, Inc. "A"*                                                   976
    1,728    Google, Inc. "C"*                                                   969
      760    VeriSign, Inc.*                                                      38
    5,760    Yahoo! Inc.*                                                        200
                                                                            --------
                                                                               3,266
                                                                            --------
             IT CONSULTING & OTHER SERVICES (0.8%)
    3,816    Accenture plc "A"                                                   311
    4,220    Cognizant Technology Solutions Corp. "A"*                           205
    6,220    International Business Machines Corp.                             1,147
    1,005    Teradata Corp.*                                                      42
                                                                            --------
                                                                               1,705
                                                                            --------
             SEMICONDUCTOR EQUIPMENT (0.1%)
    7,048    Applied Materials, Inc.                                             142
      990    KLA-Tencor Corp.                                                     65
    1,034    Lam Research Corp.*                                                  64
                                                                            --------
                                                                                 271
                                                                            --------
             SEMICONDUCTORS (0.9%)
    2,050    Altera Corp.                                                         68
    2,280    Analog Devices, Inc.                                                119
    1,454    Avago Technologies Ltd.                                             103
    3,387    Broadcom Corp. "A"                                                  108
      370    First Solar, Inc.*                                                   23
   29,294    Intel Corp.                                                         800
    1,440    Linear Technology Corp.                                              67
    1,370    Microchip Technology, Inc.                                           65
    5,990    Micron Technology, Inc.*                                            171
    3,530    NVIDIA Corp.                                                         67

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
    6,890    Texas Instruments, Inc.                                        $    324
    1,570    Xilinx, Inc.                                                         74
                                                                            --------
                                                                               1,989
                                                                            --------
             SYSTEMS SOFTWARE (1.4%)
    2,000    CA, Inc.                                                             57
   45,905    Microsoft Corp.                                                   1,879
   22,027    Oracle Corp.                                                        926
    1,133    Red Hat, Inc.*                                                       57
    3,470    Symantec Corp.                                                       76
                                                                            --------
                                                                               2,995
                                                                            --------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.1%)
    5,510    Apple, Inc.                                                       3,488
   12,490    EMC Corp.                                                           332
   11,604    Hewlett-Packard Co.                                                 389
    2,010    NetApp, Inc.                                                         74
    1,570    SanDisk Corp.                                                       152
    1,910    Seagate Technology plc                                              102
    1,370    Western Digital Corp.                                               120
                                                                            --------
                                                                               4,657
                                                                            --------
             Total Information Technology                                     19,870
                                                                            --------
             MATERIALS (1.7%)
             ----------------
             ALUMINUM (0.0%)
    7,107    Alcoa, Inc.                                                          97
                                                                            --------
             COMMODITY CHEMICALS (0.1%)
    2,431    LyondellBasell Industries N.V. "A"                                  242
                                                                            --------
             CONSTRUCTION MATERIALS (0.0%)
      829    Vulcan Materials Co.                                                 50
                                                                            --------
             DIVERSIFIED CHEMICALS (0.4%)
    7,240    Dow Chemical Co.                                                    377
    5,510    E.I. du Pont de Nemours & Co.                                       382
      940    Eastman Chemical Co.                                                 83
      384    FMC Corp.                                                            30
                                                                            --------
                                                                                 872
                                                                            --------
             DIVERSIFIED METALS & MINING (0.1%)
    7,008    Freeport-McMoRan Copper & Gold, Inc.                                239
                                                                            --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
      410    CF Industries Holdings, Inc.                                         99
    3,150    Monsanto Co.                                                        384
    2,256    Mosaic Co.                                                          113
                                                                            --------
                                                                                 596
                                                                            --------

================================================================================

32  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
             GOLD (0.0%)
    2,345    Newmont Mining Corp.                                           $     54
                                                                            --------
             INDUSTRIAL GASES (0.2%)
    1,235    Air Products & Chemicals, Inc.                                      148
      170    Airgas, Inc.                                                         18
    2,028    Praxair, Inc.                                                       268
                                                                            --------
                                                                                 434
                                                                            --------
             METAL & GLASS CONTAINERS (0.1%)
    1,380    Ball Corp.                                                           83
      950    Owens-Illinois, Inc.*                                                32
                                                                            --------
                                                                                 115
                                                                            --------
             PAPER PACKAGING (0.0%)
      660    Avery Dennison Corp.                                                 33
      140    Bemis Co., Inc.                                                       6
    1,340    Sealed Air Corp.                                                     44
                                                                            --------
                                                                                  83
                                                                            --------
             PAPER PRODUCTS (0.1%)
    3,430    International Paper Co.                                             163
    1,340    MeadWestvaco Corp.                                                   55
                                                                            --------
                                                                                 218
                                                                            --------
             SPECIALTY CHEMICALS (0.3%)
    1,660    Ecolab, Inc.                                                        181
      570    International Flavors & Fragrances, Inc.                             57
      820    PPG Industries, Inc.                                                165
      520    Sherwin-Williams Co.                                                106
      950    Sigma-Aldrich Corp.                                                  94
                                                                            --------
                                                                                 603
                                                                            --------
             STEEL (0.1%)
      659    Allegheny Technologies, Inc.                                         27
    1,860    Nucor Corp.                                                          94
      840    United States Steel Corp.                                            20
                                                                            --------
                                                                                 141
                                                                            --------
             Total Materials                                                   3,744
                                                                            --------
             TELECOMMUNICATION SERVICES (1.2%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
   32,280    AT&T, Inc.                                                        1,145
    3,724    CenturyLink, Inc.                                                   140
    6,099    Frontier Communications Corp.                                        35

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
   25,099    Verizon Communications, Inc.                                   $  1,254
    4,022    Windstream Holdings, Inc.                                            39
                                                                            --------
                                                                               2,613
                                                                            --------
             Total Telecommunication Services                                  2,613
                                                                            --------
             UTILITIES (1.4%)
             ----------------
             ELECTRIC UTILITIES (0.8%)
    2,820    American Electric Power Co., Inc.                                   150
    4,432    Duke Energy Corp.                                                   315
    1,730    Edison International                                                 95
    1,096    Entergy Corp.                                                        83
    5,716    Exelon Corp.                                                        211
    2,826    FirstEnergy Corp.                                                    96
    3,140    NextEra Energy, Inc.                                                306
    1,920    Northeast Utilities                                                  87
    1,750    Pepco Holdings, Inc.                                                 48
      850    Pinnacle West Capital Corp.                                          47
    3,500    PPL Corp.                                                           123
    4,572    Southern Co.                                                        200
    2,090    Xcel Energy, Inc.                                                    64
                                                                            --------
                                                                               1,825
                                                                            --------
             GAS UTILITIES (0.0%)
      650    AGL Resources, Inc.                                                  35
                                                                            --------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
    3,900    AES Corp.                                                            55
    1,991    NRG Energy, Inc.                                                     71
                                                                            --------
                                                                                 126
                                                                            --------
             MULTI-UTILITIES (0.5%)
    1,840    Ameren Corp.                                                         72
    2,760    CenterPoint Energy, Inc.                                             67
    1,560    CMS Energy Corp.                                                     46
    1,808    Consolidated Edison, Inc.                                           100
    3,370    Dominion Resources, Inc.                                            232
      920    DTE Energy Co.                                                       70
      601    Integrys Energy Group, Inc.                                          35
    2,170    NiSource, Inc.                                                       81
    2,807    PG&E Corp.                                                          129
    3,040    Public Service Enterprise Group, Inc.                               118
      880    SCANA Corp.                                                          46
    1,410    Sempra Energy                                                       142

================================================================================

34  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------
                                                                              MARKET
NUMBER                                                                         VALUE
OF SHARES    SECURITY                                                          (000)
------------------------------------------------------------------------------------
   1,670     TECO Energy, Inc.                                              $     29
   1,740     Wisconsin Energy Corp.                                               79
                                                                            --------
                                                                               1,246
                                                                            --------
             Total Utilities                                                   3,232
                                                                            --------
             Total Blue Chip Stocks (cost: $47,471)                          105,223
                                                                            --------

             TOTAL INVESTMENTS (COST: $156,233)                             $219,953
                                                                            ========

------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS           TOTAL
------------------------------------------------------------------------------------------------------
Tax-Exempt Bonds                           $      -            $105,569             $-        $105,569
Tax-Exempt Money
  Market Instruments:
  Variable-Rate Demand Notes                      -               9,085              -           9,085
  Money Market Funds                             76                   -              -              76
Blue Chip Stocks                            105,223                   -              -         105,223
------------------------------------------------------------------------------------------------------
Total                                      $105,299            $114,654             $-        $219,953
------------------------------------------------------------------------------------------------------

For the period of June 1, 2013, through May 31, 2014, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2014

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: ACA Financial Guaranty Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Corp., Financial Guaranty Insurance Co.,

================================================================================

36  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

             or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand by JPMorgan Chase Bank, N.A.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from Texas Permanent School Fund.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    EDA      Economic Development Authority
    IDA      Industrial Development Authority/Agency
    ISD      Independent School District
    MTA      Metropolitan Transportation Authority
    PRE      Prerefunded to a date prior to maturity
    REIT     Real estate investment trust
    USD      Unified School District

o   SPECIFIC NOTES

    (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (b) Pay-in-kind (PIK) - Security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (c) A portion of the coupon is payable in kind (PIK) 7.06% (5.01% cash, 2.05% PIK).

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

    (d) Rate represents the money market fund annualized seven-day yield at May 31, 2014.

    (e) Northern Trust Corp. is the parent of Northern Trust Investments, Inc., which is the subadviser of the Fund.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

38  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2014

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $156,233)         $219,953
  Cash                                                                        12
  Receivables:
    Capital shares sold                                                      106
    Dividends and interest                                                 1,682
                                                                        --------
      Total assets                                                       221,753
                                                                        --------
LIABILITIES
  Payables:
    Capital shares redeemed                                                  129
  Accrued management fees                                                     99
  Accrued transfer agent's fees                                                2
  Other accrued expenses and payables                                         78
                                                                        --------
      Total liabilities                                                      308
                                                                        --------
        Net assets applicable to capital shares outstanding             $221,445
                                                                        ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                       $172,241
  Accumulated undistributed net investment income                            984
  Accumulated net realized loss on investments                           (15,500)
  Net unrealized appreciation of investments                              63,720
                                                                        --------
        Net assets applicable to capital shares outstanding             $221,445
                                                                        ========
  Capital shares outstanding, unlimited number of shares authorized,
    no par value                                                          13,132
                                                                        ========
  Net asset value, redemption price, and offering price per share       $  16.86
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                                              $ 2,010
  Interest                                                                 5,063
                                                                         -------
      Total income                                                         7,073
                                                                         -------
EXPENSES
  Management fees                                                          1,081
  Administration and servicing fees                                          301
  Transfer agent's fees                                                      190
  Custody and accounting fees                                                116
  Postage                                                                      9
  Shareholder reporting fees                                                  23
  Trustees' fees                                                              16
  Registration fees                                                           32
  Professional fees                                                           70
  Other                                                                       10
                                                                         -------
      Total expenses                                                       1,848
                                                                         -------
NET INVESTMENT INCOME                                                      5,225
                                                                         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss                                                       (1,160)
  Change in net unrealized appreciation/depreciation                      17,257
                                                                         -------
      Net realized and unrealized gain                                    16,097
                                                                         -------
  Increase in net assets resulting from operations                       $21,322
                                                                         =======

See accompanying notes to financial statements.

================================================================================

40  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------
                                                             2014           2013
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                  $  5,225       $  4,372
  Net realized gain (loss) on investments                  (1,160)           517
  Change in net unrealized appreciation/depreciation
    of investments                                         17,257         17,947
                                                         -----------------------
    Increase in net assets resulting from operations       21,322         22,836
                                                         -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (5,005)        (4,369)
                                                         -----------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                35,131         23,183
  Reinvested dividends                                      4,697          4,108
  Cost of shares redeemed                                 (23,161)       (20,015)
                                                         -----------------------
    Increase in net assets from capital
      share transactions                                   16,667          7,276
                                                         -----------------------
  Net increase in net assets                               32,984         25,743
NET ASSETS
  Beginning of year                                       188,461        162,718
                                                         -----------------------
  End of year                                            $221,445       $188,461
                                                         =======================
Accumulated undistributed net investment income:
  End of year                                            $    984       $    768
                                                         =======================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                               2,204          1,549
  Shares issued for dividends reinvested                      298            281
  Shares redeemed                                          (1,458)        (1,352)
                                                         -----------------------
    Increase in shares outstanding                          1,044            478
                                                         =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

42  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

    3. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    5. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, an affiliate of the Fund, in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities

================================================================================

44  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    include tax-exempt bonds valued based on methods discussed in Note 1A4, and variable-rate demand notes, which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2014, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2014, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the USAA

================================================================================

46  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2014.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $4,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2014, and 2013, was as follows:

                                            2014                      2013
                                         ------------------------------------
Ordinary income*                         $1,446,000                $1,341,000
Tax-exempt income                         3,559,000                 3,028,000
                                         ----------                ----------
  Total distributions paid               $5,005,000                $4,369,000
                                         ==========                ==========

As of May 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                    $    825,000
Undistributed ordinary income*                                          145,000
Accumulated capital and other losses                                (15,473,000)
Unrealized appreciation of investments                               63,714,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At May 31, 2014, the Fund had both pre-enactment capital loss carryforwards and post-enactment long-term capital loss carryforwards for federal income tax purposes as shown in the table below. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2014, the Fund deferred to June 1, 2014, post October capital losses of $12,000. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                   CAPITAL LOSS CARRYFORWARDS
----------------------------------------------------------
    EXPIRES                 SHORT-TERM           LONG-TERM
--------------             -----------          ----------
     2017                  $ 2,735,000          $        -
     2018                   11,532,000                   -
No Expiration                   94,000           1,101,000
                           -----------          ----------
       Total               $14,361,000          $1,101,000
                           ===========          ==========

For the year ended May 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

48  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2014, were $24,908,000 and $9,386,000, respectively.

As of May 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $156,239,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2014, for federal income tax purposes, were $64,382,000 and $668,000, respectively, resulting in net unrealized appreciation of $63,714,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to a composite index comprised of 51% of the Lipper General Municipal Bond Funds Index, which tracks the total

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    return performance of the 30 largest funds within the Lipper General Municipal Bond Funds category, and 49% of the Lipper Large-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Core Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                 AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
-------------------------------------------------------------------------------
+/- 0.20% to 0.50%                   +/- 0.04%
+/- 0.51% to 1.00%                   +/- 0.05%
+/- 1.01% and greater                +/- 0.06%

(1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the composite index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $1,081,000, which included a 0.04% performance adjustment of $78,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an investment subadvisory agreement with Northern Trust Investments (NTI), under which NTI directs the investment and reinvestment of the portion of the Fund's assets invested in blue chip stocks (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million

================================================================================

50  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    of assets and 0.10% on assets over $40 million of the portion of the Fund's average net assets that NTI manages. For the year ended May 31, 2014, the Manager incurred subadvisory fees, paid or payable to NTI, of $157,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2014, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $301,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2014, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2014, the Fund incurred transfer agent's fees, paid or payable to SAS, of $190,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MAY 31,
                                          --------------------------------------------------------------
                                              2014         2013         2012          2011          2010
                                          --------------------------------------------------------------
Net asset value at beginning of period    $  15.59     $  14.02     $  13.44      $  12.28      $  11.00
                                          --------------------------------------------------------------
Income from investment operations:
  Net investment income                        .41          .37          .36           .35           .37
  Net realized and unrealized gain            1.26         1.57          .57          1.16          1.28
                                          --------------------------------------------------------------
Total from investment operations              1.67         1.94          .93          1.51          1.65
                                          --------------------------------------------------------------
Less distributions from:
  Net investment income                       (.40)        (.37)        (.35)         (.35)         (.37)
                                          --------------------------------------------------------------
Net asset value at end of period          $  16.86     $  15.59     $  14.02      $  13.44      $  12.28
                                          ==============================================================
Total return (%)*                            10.92        14.07         7.11         12.54         15.17(a)
Net assets at end of period (000)         $221,445     $188,461     $162,718      $154,493      $144,251
Ratios to average net assets:**
  Expenses (%)(b)                              .92          .96          .98           .93           .88(a)
  Net investment income (%)                   2.60         2.51         2.65          2.73          3.08
Portfolio turnover (%)                           5            5            8            19            18

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $200,702,000.
(a) During the year ended May 31, 2010, SAS reimbursed the Fund $21,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by 0.01%. This decrease is excluded from the expense ratios in the Financial Highlights table.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

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52  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2013, through May 31, 2014.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                             EXPENSES PAID
                                    BEGINNING              ENDING            DURING PERIOD*
                                  ACCOUNT VALUE         ACCOUNT VALUE      DECEMBER 1, 2013-
                                 DECEMBER 1, 2013       MAY 31, 2014          MAY 31, 2014
                                 -----------------------------------------------------------
Actual                              $1,000.00             $1,064.80               $4.74

Hypothetical
  (5% return before expenses)        1,000.00              1,020.34                4.63

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 6.48% for the six-month period of December 1, 2013, through May 31, 2014.

================================================================================

54  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2014

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 30, 2014, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the

================================================================================

56  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment - was below the median of its expense group

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                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

and above the median of its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2013, and was above the average of its performance universe and its Lipper index for the three-and five-year periods ended December 31, 2013. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2013, was in the top 15% of its performance universe for the three-year period ended December 31, 2013, and was in the top 40% of its performance universe for the five-year period ended December 31, 2013.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for

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58  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the

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60  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board noted that it was reported that the subadvisory fees that the Subadviser charges the Fund are unique due to the type of fund and could not be compared to the fees that the Subadviser charges to other clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2013, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

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62  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-4/14); President of AMCO (8/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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64  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (5/07-6/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2)  Member of Executive Committee.
  (3)  Member of Audit Committee.
  (4)  Member of Pricing and Investment Committee.
  (5)  Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (+)  Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

68  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

70  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the PublicRef erence Room may be obtained by calling (800) 732-0330.

207215-0714

================================================================================

================================================================================

       USAA
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>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
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   23403-0714                                (C)2014, USAA. All rights reserved.







ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2014 and 2013 were $406,165 and $420,575, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended May 31, 2014 and 2013 were $196,024 and $15,500, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for May
31, 2014 and 2013 were $602,492 and $402,750, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2014

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:    7/24/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:    7/25/2014
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    7/24/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.